SCHEDULE 14A
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


              UAM Funds Trust - SEC FIle Nos. 33-79858, 811-8544
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                UAM Funds Trust
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)



January 5, 2001



Dear Shareholder:

I am writing to all shareholders of the MJI International Equity Portfolio (the "Fund") to inform you of a meeting of shareholders to be held January 26, 2001. Before that meeting, I would like your vote on the important issues affecting the Fund as described in the attached proxy statement. This is a very important meeting that has been called to consider one proposal requiring your vote as a shareholder.

The proxy statement includes a proposal relating to the approval of a new investment advisory agreement for the Fund. More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

The Board of Trustees of the Fund has unanimously approved the proposal and recommends that you vote FOR the proposal described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the UAM Funds who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,



/s/ James F. Orr, III
James F. Orr, III
Chairman

                  IMPORTANT NEWS FOR SHAREHOLDERS OF UAM FUNDS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the MJI International Equity Portfolio (the "Fund") that requires a shareholder vote.



                         Q & A:  QUESTIONS AND ANSWERS

Q.   What Is Happening?

A. As you have previously learned, United Asset Management Corporation ("UAM"), the parent company of the Fund's investment adviser, Murray Johnstone International Limited ("MJIL"), entered into an agreement with Old Mutual plc ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly owned subsidiary of Old Mutual, pursuant to which Old Mutual made a tender offer for the outstanding shares of UAM, and OMAC merged with UAM. Following the completion of that transaction, Aberdeen Asset Management plc ("Aberdeen") acquired MJIL's parent, Murray Johnstone Holding Limited ("MJHL"), from Old Mutual (the "Transaction"). The Transaction was approved by the shareholders of Aberdeen on November 6, 2000, and was consummated on November 30, 2000 when final regulatory approval was obtained. As a result of the Transaction, there has been a change in ownership of MJIL. The following pages give you additional information about the proposed Transaction and the matters on which you are being asked to vote. The Trustees of the Fund, including those who are not affiliated with UAM or its affiliates, Old Mutual or its affiliates, MJHL, Aberdeen or the UAM Funds, unanimously recommend that you vote FOR the proposal.

Q.   Why Did You Send Me This Booklet?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Fund, a portfolio of UAM Funds Trust.

Q. Why Am I Being Asked To Vote On the Proposed New Advisory Agreement In Proposal No. 1?

A. The Investment Company Act of 1940, which regulates investment companies such as the UAM Funds, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. Aberdeen's transaction with Old Mutual resulted in a change of control of MJIL and therefore requires shareholder approval of a new advisory agreement between the Fund and MJIL effective upon the date of the Meeting. The new advisory agreement is identical in all material respects to the existing advisory agreement and the Fund's advisory fee rate will remain unchanged.

Q.   What Happens If An Advisory Agreement Is Not Approved?

A. If the shareholders of the Fund do not approve a new investment advisory agreement, the Board of Trustees will take such further action as they deem to be in the best interests of the shareholders of the Fund.

Q.   How Will The Transaction Affect Me?

A. Aberdeen has assured the Board that there will be no reduction in the nature or quality of its services to the Fund as a result of the Transaction.

Q.   How Does The Fund's Board Of Trustees Recommend That I Vote?

A. After careful consideration, the Board of the UAM Funds Trust, including those Trustees who are not affiliated with the UAM Funds Trust, UAM or its affiliated companies, MJIL, Aberdeen and Old Mutual and its affiliated companies, recommend that you vote FOR the proposal on the enclosed proxy card.

Q.   Whom Do I Call For More Information Or To Place My Vote?

A. You may provide the UAM Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your fund's information agent at 1-877-826-5465.


Your Vote Is Important And Will Help Avoid The Additional Expense Of Another Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds Trust
                               825 Duportail Road
                           Wayne, Pennsylvania  19087
                           1-877-UAM-Link (826-5465)

                       NOTICE OF MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2001


NOTICE IS HEREBY GIVEN that a meeting (the "Meeting") of shareholders of MJI International Equity Portfolio, a series of UAM Funds Trust, will be held at the offices of UAM Fund Services, Inc. 211 Congress Street, Boston, MA 02110 on January 26, 2001 at 9:00 a.m. Eastern time for the following purposes:

1.  To approve a new investment advisory agreement for the Fund.

2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 21, 2000, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by submitting a subsequent proxy using the mail or by voting in person at the meeting.

By Order of the Board of Trustees of UAM Funds Trust



/s/ Linda T. Gibson
Linda T. Gibson
Secretary

Boston, Massachusetts
January 5, 2001

                                UAM Funds Trust
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                        TO BE HELD ON JANUARY 26, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of UAM Funds Trust (the "Trust") for the meeting of shareholders of MJI International Equity Portfolio (the "Fund") to be held at the offices of UAM Fund Services, Inc. 211 Congress Street, Boston, MA 02110 on January 26, 2001 at 9:00 a.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 21, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about January 5, 2001.

As used in this proxy statement, the Trust's board of trustees is referred to as a "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because they are affiliated with one of the Trust's investment advisers, United Asset Management Corporation or the Trust's principal underwriter. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

SUMMARY OF PROPOSAL REQUIRING SHAREHOLDER VOTE
--------------------------------------------------------------------------------

     The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person.
     Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the UAM Funds at 1-877-826-5465.

     The Fund expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of UAM or its affiliates, who will not receive any compensation therefore from the Fund. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Aberdeen Asset Management plc - not the Fund. Such costs are estimated to be
                            ---
     approximately $12,000.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve the Proposal requiring a vote based on the percentage of shares actually voted. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved. Unmarked voting instructions will be voted in favor of the proposals.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Required Vote

     The approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of
     (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
             ------------------------------------------------------------------

Introduction

     Murray Johnstone International Limited ("MJIL"), located at 11 West Nile Street, Glasgow, Scotland, G12PX, has served as investment adviser of the Fund since its inception (December 31, 1996). You have already been informed about the transaction involving the acquisition of United Asset Management Corporation ("UAM") by Old Mutual plc ("Old Mutual") and have approved interim and new investment advisory contracts in connection with that transaction which was consummated on September 26, 2000. Following the completion of that transaction, Aberdeen Asset Management plc ("Aberdeen") purchased MJIL from Old Mutual (the "Transaction"). The Transaction resulted in a change in control of MJIL and constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's current investment advisory agreement. As required by the 1940 Act, the Fund's current investment advisory agreement automatically terminates in the event of assignment. Until it was terminated as a result of the assignment, MJIL served as adviser of the Fund pursuant to an investment advisory contract dated October 27, 2000 (the "Advisory Contract"). The investment advisory agreement was approved by the Fund's shareholders at a meeting on October 27, 2000. The investment advisory agreement was last approved by the Board on August 4, 2000. The Board has proposed continuation of the advisory services under a new investment advisory agreement between the Fund and MJIL for approval by shareholders of the Fund. A form for the new investment advisory agreement is attached to this proxy statement as Exhibit A. The new investment advisory agreement will be identical in all material respects to the Advisory Contract. In addition, the Fund's advisory fee rate will remain unchanged.

Information on Investment Advisory Fees and Annual Expense Limitation

     The Fund currently pays MJIL an annual advisory fee at the rate of 0.75% of the average daily net assets of the Fund. In addition, the adviser has voluntarily agreed to limit the total expenses of the Fund to 1.75% of the Fund's average daily net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During the last fiscal year, the Fund paid MJIL $253,648, excluding fee waivers. After giving effect to the adviser's fee waivers, the Fund paid $205,888 in advisory fees during its most recent fiscal year.

Information on Other Similar Investment Companies Advised by the Adviser

     MJIL acts as investment adviser for the PBHG International Fund which has a similar investment objective as the MJI International Equity Portfolio it currently advises. The PBHG International Fund has net assets of 7,924,425 (as of December 21, 2000) and MJIL receives an advisory fee at a rate of 1.00% of the net assets of schedule managed by MJIL.

Information on MJIL

     The name, address and principal occupation of the principal executive officer and each director or general partner of MJIL

          Principal Executive Officer
          C. Giles H. Weaver
          Executive Chairman, MJIL

          Directors
          C. Giles H. Weaver
          Executive Chairman, MJIL

          A. David MacLellan
          Managing Director, MJIL

     The address for each of the persons listed above is c/o Murray Johnstone International Limited, John Hancock Center, 875 N. Michigan Avenue, Suite 3640, Chicago, IL 60611.

Aberdeen Acquisition of MJIL's Parent Company

     On October 11, 2000, Aberdeen announced that it had conditionally agreed to acquire the entire issued share capital of Murray Johnstone Holdings Limited, MJIL's intermediate parent, from Old Mutual for cash consideration. The Transaction was consummated on November 30, 2000 following shareholder approval and receipt of regulatory approvals, and the cash consideration paid was approximately (Pounds)50 million. The Transaction increased the Aberdeen group's asset under management by approximately 17 percent from around (Pounds)23.3 billion to approximately (Pounds)27.3 billion. After the Transaction, Aberdeen became one of the largest independently owned fund management businesses in the United Kingdom. Aberdeen with offices at One Albyn Place, Aberdeen, Scotland also has offices in the USA, Singapore, Hong Kong, England, Ireland and Luxembourg. The team assembled at MJIL to manage the Fund remains the same.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Fund) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), Old Mutual and Aberdeen have agreed in the Agreement that, for a period of three years after the closing of the Transaction, they will not take or recommend any action that would cause more than 25% of the trustees to be interested persons of the entity acting as the Funds' investment adviser.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     In the Agreement, Old Mutual and Aberdeen have agreed not to take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f). In this regard, Aberdeen has agreed to maintain the maximum expense ratio disclosed in the current prospectuses of each of the Funds for a period of two years from the date of the consummation of the Transaction, consistent with and subject to the existing conditions of any voluntary fee waivers unrelated to the Transaction.

Description of the Investment Advisory Agreement

     Pursuant to the Fund's proposed investment advisory agreement, MJIL will continue to act as its investment adviser.

     The Fund's Advisory Contract and proposed investment advisory agreement requires MJIL to

     .    Manage the investment and reinvestment of the Fund's assets;

     . Continuously review, supervise and administer the investment program of the Fund; and

     . Determine what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     MJIL is also required to render regular reports to the Fund's officers and Board concerning MJIL's discharge of its responsibilities.

     The Advisory Contract and proposed investment advisory agreement also authorize MJIL to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct MJIL to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if MJIL determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or MJIL's overall responsibilities with respect to the Funds.

     The Advisory Contract and the proposed investment advisory agreement of the Fund obligate MJIL to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of the Advisory Contract and proposed investment advisory agreement, MJIL has agreed to render its services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     The Fund's Advisory Contract and proposed investment advisory agreement, provide that MJIL shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from MJIL's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to receipt of compensation of services.

Recommendation of Directors

     On December 14, 2000, representatives of Old Mutual and Aberdeen advised the Independent Trustees that Old Mutual and Aberdeen had consummated the Transaction. At that time, representatives of Aberdeen described the general terms of the Transaction and the perceived benefits for the UAM Funds, MJIL and its investment advisory clients. The Independent Trustees discussed the transaction with representatives of Old Mutual and Aberdeen. They were assisted in their review of this information by their independent legal counsel. Old Mutual and Aberdeen have advised the Independent Trustees that they did not expect the Transaction to have an immediate material effect an the operations of the Fund or its shareholders. Aberdeen has also advised the Independent Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund.

     On December 14, 2000, the Board, including a majority of the Independent Trustees, voted to approve the new investment advisory agreement and to recommend its approval to shareholders.

    The Trustees Unanimously Recommend That Shareholders Of The Fund Vote To
                              Approve Proposal 1

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     UAM Fund Services, Inc. serves as the Fund's administrator, UAM Shareholder Services Center, Inc. serves as the Fund's sub-shareholder servicing agent and UAM Fund Distributors, Inc. serves as the Fund's principal underwriter. UAM Fund Services, Inc., UAM Shareholder Services Center, Inc. and UAM Fund Distributors, Inc. are affiliates of UAM. UAM Fund Services, Inc. and UAM Fund Distributors, Inc, are located at 211 Congress Street, 4/th/ Floor, Boston, Massachusetts 02110 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

     . During its last fiscal year, UAM Funds Services, Inc. was paid $143,476 for services rendered as administrator by the Fund;

     . During its last fiscal year, UAM Shareholder Services Center, Inc. was paid $6,124 for services rendered as sub-shareholder servicing agent by the Fund;

     . As of December 21, 2000, the net assets of the Fund were $29,588, 194.57.

     The Fund does not pay UAM Fund Distributors, Inc. for its services as principal underwriter to the Fund.

Payment of Expenses

     Aberdeen will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting.

Beneficial Ownership of Shares

     The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund's outstanding shares as of December 21, 2000. On that date, the existing nominees and officers of the Fund, together as a group, "beneficially owned" less than one percent of the Fund's outstanding shares.

                                                                                                             Percentage of Shares
    Name and Address of Shareholder                            Class of Portfolio                            Owned
    ------------------------------------------------------------------------------------------------------------------------------
    UMBSC & Co                                                 Institutional Class                                  34.58*
    FBO Interstate Brands
    Aggressive Growth
    PO Box 419175
    Kansas City, MO 64141-6175
    ------------------------------------------------------------------------------------------------------------------------------
    Freya Fanning & Compny                                     Institutional Class                                  27.91%
    400 Essex St Box 5600
    Beverly Farms, MA 01915-1957
    ------------------------------------------------------------------------------------------------------------------------------
    UMBSC & Co.                                                Institutional Class                                  10.77*
    FBO IBC Savings Invest- AGG GR
    P.O. Box 419692
    Kansas City, MO  64141-6692
    ------------------------------------------------------------------------------------------------------------------------------
    UMBSC & Co                                                 Institutional Class                                  10.41%*
    FBO Interstate Brands
    Moderate Growth
    PO Box 419175
    Kansas City, MO 64141-6175
    ------------------------------------------------------------------------------------------------------------------------------
    UMBSC & Co                                                 Institutional Service Class                          56.67%*
    FBO Lillick & Charles MJI
    C/o Trust Department
    PO Box 419175
    Kansas City, MO 64141-6175
    ------------------------------------------------------------------------------------------------------------------------------
    Wilmington Trust Company                                   Institutional Service Class                          23.95%*
    FBO Catholic Healthcare West
    Deferred Compensation
    C/o Mutual Funds/UAM
    PO Box 8971
    Wilmington, DE 19899-8971
    ------------------------------------------------------------------------------------------------------------------------------
    Chicago Trust Co Tr                                        Institutional Service Class                          16.49%*
    FBO Loews Cineplex
    P/S & 401K Ret Plan
    C/o Marshall & Ilsley Trust Company
    1000 N Water Street
    Milwaukee, WI  53202-6648
    ------------------------------------------------------------------------------------------------------------------------------

       *Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

As of December 21, 2000, the Fund had 3,240,320 shares outstanding.

The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Fund may call 1-877-826-5465 or write to the UAM Funds at PO Box 219081, Kansas City, MO 64121.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Delaware law.

  The Trustees, Including the Independent Trustees, Recommend Approval of the Proposal. Any Unmarked Proxies without Instructions to the Contrary will be
                  Voted in Favor of Approval of the Proposal.

UAM Funds
825 Duportail Road
Wayne, PA  19087

                                   UAM FUNDS
                      MJI INTERNATIONAL EQUITY PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                               JANUARY 26, 2001


The undersigned hereby appoints Gary L. French and Linda T. Gibson and each of them, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the MJI International Equity Portfolio (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on January 26, 2001, at 9:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

-To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                      MJI INTERNATIONAL EQUITY PORTFOLIO

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted IN FAVOR of the proposal. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR UNITED ASSET MANAGEMENT CORPORATION, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

_________________________________

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 Vote On Proposals                                                     For        Against        Abstain
----------------------------------------------------------------------------------------------------------
                                                                       [_]          [_]            [_]
 1.  To approve a new Investment Advisory Agreement between
     the Fund and its investment adviser, substantially as
     described in the Proxy Statement (Advisory fee rates
     will not change.) (see pages 3 to 7 of the proxy
     statement)
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

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

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  Signature [PLEASE SIGN WITHIN BOX]            Date           Signature (Joint Owners)            Date
----------------------------------------------------------------------------------------------------------


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